AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

VARIABLE ACCOUNT A
GROUP AND INDIVIDUAL
VARIABLE ANNUITY CONTRACTS
VARIABLE ACCOUNT B
GROUP AND INDIVIDUAL
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

SUPPLEMENT DATED AUGUST 12, 2010
TO PROSPECTUSES AS SUPPLEMENTED

          American International Life Assurance Company of New York ("AI Life") is amending its group and individual variable annuity contract prospectuses and group and individual variable universal life insurance policy prospectuses for the sole purpose of providing notice of the upcoming merger of AI Life with an affiliated life insurance company.

          On December 31, 2010, AI Life intends to merge with The United States Life Insurance Company in the City of New York ("USL"), subject to receipt of all required regulatory approvals, including the approvals of the Securities and Exchange Commission and certain state insurance departments.

           USL is an affiliate of AI Life and is also an indirect, wholly-owned subsidiary of American International Group, Inc. Following the merger, the variable accounts will be separate accounts of USL, and the commitments under the contracts and policies will be USL's. Your rights and obligations under your contract or policy will not change after the merger is complete.